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                                                                   EXHIBIT 10.34

                          PLEDGE AND SECURITY AGREEMENT

      This PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of June 25, 1999, is by and between SUMMO USA CORPORATION, a corporation organized and existing under the laws of Colorado (the "Pledgor") and RESOURCE CAPITAL FUND L.P., a Cayman Islands limited partnership, as agent (the "Agent") for the Lenders named in the Credit Agreement (hereinafter defined).

                                    RECITALS

            A. Pursuant to the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of June 25, 1999, among the Pledgor, Summo Minerals Corporation, a corporation organized and existing under the laws of British Columbia ("Summo Minerals," together with Pledgor, sometimes referred to herein as the "Borrowers"), the Lenders as defined and named therein and the Agent, the parties agreed to modify, amend in its entirety and restate certain outstanding credit obligations as set forth therein and to extend additional credit thereunder. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

             B. The Pledgor is willing to enter into this Pledge Agreement to secure the due and punctual performance of the obligations of the Pledgor and Summo Minerals to the Lenders under the Credit Agreement and the other Transaction Documents. The collateral security offered hereby and all rights and remedies granted to the Agent hereunder will be for the ratable benefit of the Lenders.

                                    AGREEMENT

      NOW, THEREFORE, the parties hereto agree as follows:

            1.    Pledge and Grant Security Interest.

            (a) For value received and to induce the Lenders to enter into the Credit Agreement and extend additional credit to the Borrowers, the Pledgor hereby assigns and pledges to the Agent for the ratable benefit of the Lenders and grants as security to the Agent for the ratable benefit of the Lenders, for all present and future obligations and liabilities of all kinds of the Pledgor to any of the Lenders under the Credit Agreement and the other Transaction Documents, hereunder or otherwise, whether incurred by the Pledgor as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and howsoever or whensoever incurred by the Pledgor or acquired by any Lender (collectively referred to as the "Obligations"), a charge and first lien on, and security interest in, all its right, title and interest in and to the following:
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                  (i) (A) all of (x) the issued and outstanding shares of the capitol stock of Nord Resources Corporation, a Delaware Corporation ("Nord"), owned by or held for the benefit of the Pledgor, whether now existing or hereafter acquired and all additional shares of capitol stock of Nord from time to time acquired by the Pledgor by purchase, stock dividend, distribution or otherwise and (y) Pledgor's membership and beneficial interest in Lisbon Valley Mining Co. LLC, a Utah limited liability company ("Lisbon Valley"), whether now existing or hereafter acquired, all of Pledgor's share of profits and losses of Lisbon Valley, Pledgor's right to receive distributions of Lisbon Valley property and assets of any type and characterization, and all additional membership, ownership or other interest in Lisbon Valley from time to time acquired by the Pledgor by purchase, distribution or otherwise (all such shares of stock of Nord and interest in Lisbon Valley pledged hereunder being referred to collectively as the "Pledged Interest"), (B) certificates representing any of the Pledged Interest and (C) except as otherwise provided in Section 4 hereof, any and all dividends, distributions, cash, securities, instruments, warrants, options, other property and proceeds from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Interest and all proceeds thereof; and

                  (ii) all of the Pledgor's Equipment, General Intangibles, Accounts, Chattel Paper, Consumer Goods, Documents, Inventory, Instruments, Fixtures, Goods and Proceeds, as each of such terms is defined in the Uniform Commercial Code (the "UCC") in effect in the state where such property is located, and all other personal property of the Pledgor, whether now existing or hereafter acquired, which is located on, in or under, used, intended for use, used or obtained in connection or otherwise associated with or affixed to the Lisbon Valley Properties as defined in the Credit Agreement and further described in Schedule 1.1(a) thereto, and all renewals or replacements thereof or articles in substitution therefor and all proceeds or profits thereof (collectively, the "Personalty").

            (b) The Pledged Interest, the certificates therefor, all distributions, cash, instruments, options, other property and proceeds from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Interest and all proceeds thereof, and the Personalty are referred to herein collectively as the "Pledged Collateral."

            2.    Delivery of Pledged Interest Certificates; Registry Notations.

            (a) All certificates or instruments representing or evidencing the Pledged Interest referred to in Section 1 hereof have previously been delivered or are being delivered to and held by the Agent, for the ratable benefit of the Lenders, concurrently with the execution of this Pledge Agreement and are in suitable form for transfer by delivery, accompanied by duly executed undated instruments of transfer or assignments in blank, having attached thereto or to such certificates all requisite federal, state or provincial transfer tax stamps, all in form and substance satisfactory to the Agent.

            (b) All necessary and appropriate entries, notations and written descriptions in the books, share registry or membership registry of Lisbon
Valley and Nord evidencing and necessary or desirable to perfect the pledge of the Pledged Collateral pursuant hereto have been or will be made concurrently with the execution of this Pledge Agreement. The Pledgor shall
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forthwith take all other actions necessary, appropriate or desirable pursuant to applicable law to perfect the pledge of the Pledged Collateral and all requisite federal, state or provincial fees or taxes therefor have been paid.

            3. Representations, Warranties, Covenants and Agreements of the Pledgor.

            The Pledgor represents, warrants, covenants and agrees that:

            (a) The Pledged Interest consisting of the membership interest in Lisbon Valley described on Schedule 1 hereto constitutes all of the membership interest in Lisbon Valley owned or controlled by the Pledgor, and the Pledged Interest consisting of the shares of Nord described on Schedule 1 hereto constitutes all of the shares of Nord owned or controlled by the Pledgor.

            (b) The Pledged Interest has been duly authorized and is validly issued.

            (c) Except for the security interests granted hereby, the Pledgor is, and as to Pledged Collateral acquired after the date hereof the Pledgor shall and will be at the time of acquisition, the owner and holder of the Pledged Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than the Agent, except for Permitted Liens, and covenants that at all times the Pledged Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than Permitted Liens.

            (d) (i) The Pledgor has full power and lawful authority to enter into this Pledge Agreement and to pledge the Pledged Collateral to the Agent and to grant to the Agent a first and prior security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action.

                  (ii) The execution and delivery and the performance hereof are not in contravention of any charter, articles of incorporation or by-law provision, or of any Instrument or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

                  (iii) This Pledge Agreement constitutes the valid and legally binding obligation of the Pledgor enforceable in accordance with its terms.

                  (iv) The Pledgor will defend the Pledged Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of the Pledgor in connection with this Pledge Agreement or any aspect hereof, or entering into or executing this Pledge Agreement on behalf of the Pledgor, has been duly authorized to do so, and is fully empowered to act for and represent the Pledgor in connection with this Pledge Agreement and all matters related thereto or in connection therewith.

            (e) (i) Pledgor's principal place of business and chief executive office is in Denver, Colorado. Pledgor shall not change the location of its principal place of business or
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chief executive office without the prior written consent of the Agent, not to be unreasonably withheld.

                  (ii) The preamble hereof states the correct legal name of the Pledgor and the Pledgor does not conduct business under any other name. Pledgor shall not change its corporate name, nor do business under any name other than its current name, unless the Pledgor has delivered to the Agent written notice of such other names at least 30 days prior to the date of first use thereof by the Pledgor.

            (f) (i) Except for the Pledge and Security Agreement dated November 23, 1998 between Pledgor and Lisbon Valley, as Debtors, and St. Mary Minerals Inc., as Secured Party and the financing statements incident thereto, the Pledgor has not heretofore agreed to or signed any pledge, financing statement or security agreement which covers any of the Pledged Collateral, and no such pledge, financing statement or security agreement is now on file in any public office and the Pledgor has not heretofore filed or inserted any entries or notations in the books or membership registry of the Pledgor evidencing any pledge of the Pledged Collateral (other than such financing statements, security agreements and membership registry notations, if any, of which both written notice and true and correct copies have heretofore been given by the Pledgor to the Agent).

                  (ii) As long as any amount remains unpaid on any of the Obligations or under any agreements entered into in connection with the Obligations, except as expressly permitted by any such agreements, (A) the Pledgor will not enter into or execute any pledge, security agreement or financing statement covering the Pledged Collateral, other than those pledges, security agreements and financing statements in favor of the Agent hereunder,
(B) the Pledgor shall not file or consent to the filing of any pledge, financing statement or statements (or any documents or papers filed as such) covering the Pledged Collateral, other than financing statements in favor of the Agent hereunder, unless in any case the prior written consent of the Agent shall have been obtained, and further (C) the Pledgor shall not insert, file or make any notations in the books, share registry or membership registry of Lisbon Valley or Nord evidencing any pledge of the Pledged Collateral, other than such entries and notations in favor of the Agent hereunder.

                  (iii) The Pledgor authorizes the Agent to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement or other instrument for filing required by any jurisdiction applicable to the Pledged Collateral signed only by the Agent covering the Pledged Collateral, and hereby appoints the Agent as the Pledgor's attorney-in-fact to sign and file any such financing statements or other instruments covering the Pledged Collateral. At the request of the Agent, the Pledgor will join the Agent in executing such documents as the Agent may determine from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code or other applicable laws in effect where the Pledged Collateral is located or where the Pledgor conducts business; without limiting the generality of the foregoing, the Pledgor agrees to join the Agent, at the Agent's request, in executing one or more financing statements or other instruments in form satisfactory to the Agent, and the Pledgor will pay the costs of filing or recording the same in all public offices at any time and from time to time whenever filing or recording of any such financing statement is deemed by the Agent to be necessary or desirable.
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            (g) In the event that the Pledgor receives any promissory notes or evidences of indebtedness of Lisbon Valley or Nord, the Pledgor shall hold the same in trust as property of the Agent and forthwith assign, pledge and deliver the same to the Agent.

            4.    Rights of the Agent and the Pledgor Related to Pledged
                  Collateral.

            The Agent may from time to time following the occurrence of an Event of Default, as defined in Section 6 hereof:

            (a) Transfer any of the Pledged Collateral into the name of the Agent or its nominee.

            (b) Notify parties obligated on any of the Pledged Collateral to make payment to the Agent of any amounts due or to become due thereunder.

            (c) Enforce collection of any of the Pledged Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of the Pledgor in any of the Pledged Collateral, except as hereinafter provided with respect to income from or interest on the Pledged Collateral and except that, prior to an Event of Default, the Pledgor may exercise its voting and consensual rights with respect to any Pledged Collateral constituting voting securities.

            (d) Take possession or control of any proceeds of the Pledged Collateral.

            Until the occurrence of an Event of Default, the Pledgor shall have the right to receive all income from or interest on the Pledged Collateral, and if the Agent receives any such income or interest prior to the occurrence of an Event of Default, the Agent shall pay the same promptly to the Pledgor, except that in the case of securities or other property distributed by way of a dividend or otherwise with respect to the Pledged Collateral, such securities or other property shall be promptly delivered to the Agent to be held as Pledged Collateral hereunder. Upon the occurrence of an Event of Default, the Pledgor will not demand or receive any income from or interest on the Pledged Collateral, and if the Pledgor receives any such income or interest without any demand by it, the same shall be held by the Pledgor in trust for the Agent in the same medium in which received, shall not be commingled with any assets of the Pledgor and shall be delivered to the Agent in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Agent may apply the net cash received from such income or interest to payment of any of the Obligations, provided that the Agent shall account for and pay over to the Pledgor any such income or interest remaining after payment in full of the Obligations then outstanding.

            So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge and Security Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Agent's judgment, such
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action would have a material adverse effect on the value of the Pledged
Collateral or any part thereof; and, provided, further, that the Pledgor shall give the Agent at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights.

            The Agent shall never be under any obligation to collect, attempt to collect, protect or enforce the Pledged Collateral or any security therefor, which the Pledgor agrees and undertakes to do at the Pledgor's expense, but the Agent may do so in its discretion at any time after the occurrence of an Event of Default and at such time the Agent shall have the right to take any steps by judicial process or otherwise as it may deem proper to effect the collection of all or any portion of the Pledged Collateral or to protect or to enforce the Pledged Collateral or any security therefor. All expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by the Agent in connection with or incident to any such collection or attempt to collect the Pledged Collateral or actions to protect or enforce the Pledged Collateral or any security therefor shall be borne by the Pledgor or reimbursed by the Pledgor to the Agent upon demand. The proceeds received by the Agent as a result of any such actions in collecting or enforcing or protecting the Pledged Collateral shall be utilized by the Agent in accordance with Section 9 hereof.

            In the event the Agent, after giving notice to the Pledgor thereof and a period of five days after notifying the Pledgor within which to make payment thereon, shall pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Pledged Collateral or protection or enforcement of the Pledged Collateral or any security therefor, the Pledgor, upon demand of the Agent, shall pay to the Agent the full amount thereof with interest at a rate per annum (based on a 360-day year for the actual number of days involved) from the date expended by the Agent until repaid equal to the sum of two percent (2%) plus the LIBOR Rate in effect under and defined by the Credit Agreement. So long as the Agent shall be entitled to any such payment, this Pledge Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment, the Agent shall have every right and remedy provided hereunder for enforcement of payment of the Obligations. The Pledged Collateral and all rights and remedies exercised by the Agent hereby shall be for the ratable benefit of the Lenders.

            5.    Further Assurances.

            The Pledgor agrees to take such actions and to execute such instruments and such other or different writings as the Agent may reasonably request (and irrevocably authorizes the Agent to execute such writings as the Pledgor's agent and attorney-in-fact) further to perfect, confirm and assure the Agent's security interest in the Pledged Collateral and to assist the Agent's realization thereon including, without limitation, the right to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Interest or any part thereof.

            6.    Event of Default.
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            The occurrence of any of the following shall constitute an "Event of
Default" hereunder:

            (a) Failure of the Pledgor to pay any Obligation (including any installment of principal or interest thereon) when due and payable, whether at maturity, by notice of intention to prepay or otherwise;

            (b) Default in the timely performance by the Pledgor of any obligation or covenant contained herein or an Event of Default under the Credit Agreement or any other Transaction Document;

            (c) Any representation or warranty made by the Pledgor herein or in any other agreement with or instrument delivered to the Agent, or any statement or representation made in any certificate, report or opinion delivered in connection herewith or in connection with any such other agreement or instrument that proves to be false or misleading in any material respect when made;

            (d) The insolvency of the Pledgor, the admission by the Pledgor of its inability to pay its debts as they become due, the commencement of any case by or against the Pledgor under any bankruptcy or insolvency law, or the making by the Pledgor of any assignment for the benefit of creditors; or

            (e) The Pledgor shall terminate all or any material part of its current business operations.

            7.    Rights and Remedies of the Agent Upon Default.

            If an Event of Default shall have occurred:

            (a) The Agent shall have and may exercise with reference to the Pledged Collateral and the Obligations any and all of the rights and remedies of a secured party under the UCC and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by the Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Pledged Collateral and any part or parts thereof in any manner authorized or permitted under said UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Agent and toward payment of the Obligations in such order or manner as the Agent may elect. Specifically and without limiting the foregoing, the Agent shall have the right to take possession of all or any part of the Pledged Collateral or any security thereof and of all books, records, papers and documents of the Pledgor or in the Pledgor's possession or control relating to the Pledged Collateral which are not already in the Agent's possession, and for such purpose may enter upon any premises upon which any of the Pledged Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, the Pledgor expressly waives any notice of sale or other disposition of
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the Pledged Collateral and all other rights or remedies of the Pledgor or formalities prescribed by law relative to sale or disposition of the Pledged Collateral or exercise of any other right or remedy of the Agent existing after default hereunder; and to the extent any such notice is required and cannot be waived, the Pledgor agrees that if such notice is given in the manner provided in Section 13 hereof at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale.

            (b) Upon notice by the Agent to the Pledgor, the Agent or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Pledged Collateral or any part thereof and may exercise such powers in such manner as the Agent may elect.

            (c) All dividends, payments of interest and other distributions of every character made upon or in respect of the Pledged Interest or any part thereof shall be deemed to be Pledged Collateral and shall be paid directly to and shall be held by the Agent as additional Pledged Collateral pledged under and subject to this Pledge and Security Agreement.

            (d) All rights to marshaling of assets of the Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgor.

            (e) All recitals in any instrument of assignment or any other instrument executed by the Agent incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Pledged Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by the Agent or of any fact, condition or thing incident thereto, and all requisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

            8.    Special Provisions for Pledged Interest.

            The Pledgor hereby acknowledges that the sale by the Agent of any of the Pledged Interest pursuant to the terms hereof in compliance with federal and applicable state or provincial securities laws or the securities laws of any other applicable jurisdiction exercising valid jurisdiction over the Pledged Interest (as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, the "Securities Laws") may require strict limitations as to the manner in which the Agent or any subsequent transferee of the Pledged Interest may dispose of such securities. The Pledgor understands that in order to protect the Agent's interest it may be necessary to sell the Pledged Interest at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering requested under the Securities Laws. The Pledgor has no and waives any objection to a sale in such a manner.

            9.    Application of Proceeds by the Agent.

            In the event the Agent sells or otherwise disposes of the Pledged Collateral in the course of exercising the remedies provided for in Section 7 or 8 hereof, any amounts held,
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realized or received by the Agent pursuant to the provisions hereof, including the proceeds of the sale of any of the Pledged Collateral or any part thereof, shall be applied by the Agent first toward the payment of any costs and expenses incurred by the Agent and any Lender in enforcing this Pledge Agreement, in realizing on or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guaranty thereof, including, without limitation, the actual attorneys' fees and expenses incurred by the Agent (all of which costs and expenses are secured by the Pledged Collateral), all of which costs and expenses the Pledgor agrees to pay, and then as provided in the Credit Agreement. Any amounts and any Pledged Collateral remaining after such application and after payment to the Agent of all of the Obligations in full shall be paid or delivered to the Pledgor, its successor or assigns, or as a court of competent jurisdiction may direct.

            The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters or (y) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            10.   Absolute Interest.

            (a) All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Credit Agreement, any agreement with respect to the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Pledged Collateral, or any release or amendment or waiver of or any consent to or departure from any guarantee, for all or any of the Obligations or (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or this Pledge Agreement.

            (b) The Agent is hereby subrogated to all of the Pledgor's interests, rights and remedies in respect to the Pledged Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

            11.   Termination.

            This Pledge Agreement and the security interests created hereunder shall terminate when all the Obligations have been indefeasibly paid in full and when the Lenders have no further obligation to extend credit under the Credit Agreement or any other agreement relating to Obligations, at which time the Agent shall execute and deliver to the Pledgor all documents which the Pledgor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Pledged Collateral then held by the Agent to the Pledgor; provided, however, that all indemnities of the Pledgor contained in this Pledge Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest of this Pledge Agreement.

            12.   Additional Information.

            The Pledgor agrees to furnish the Agent from time to time such additional information and copies of such documents relating to this Pledge Agreement, the Pledged Collateral, the Obligations and the Pledgor's financial condition as the Agent may reasonably request.

            13.   Notices.

            Any communication, notice or demand to be given hereunder shall be in writing (including telex and facsimile communication) and sent by facsimile or delivered by courier,

            if to the Pledgor,

                  Summo USA Corporation
                  1776 Lincoln Street
                  Suite 1100
                  Denver, Colorado 80203
                  Attention: Gregory A. Hahn
                  Facsimile: (303) 863-1736;

            and if to the Agent,

                  Resource Capital Fund L.P.
                  2150 Republic Plaza Building
                  370 Seventeenth Street
                  Denver, Colorado 80202
                  Attention: James T. McClements
                  Facsimile: (303) 607-0150

as to each party, at such other address or numbers as shall be designated by either party hereto to the other party in a written notice. All such notices and communications shall be effective (a) when received, if physically delivered, and (b) upon confirmation of transmission, if sent by telex or telecopier, addressed in each case as aforesaid.

            14.   Indemnity and Expenses.

            The Pledgor agrees to indemnify the Agent and each of the Lenders, and the officers, directors, employees and agents of the Agent and each of the Lenders (with the foregoing referred to collectively as the "Indemnified Parties"), for, and to hold each Indemnified Party harmless against, any loss, liability, claim judgment, settlement, compromise, obligation, damage or penalty of any kind or nature, including the costs and expenses of the Indemnified Party incurred in defending itself against any claim of liability in connection with or arising out of this Pledge Agreement, unless arising from the gross negligence or willful misconduct of such Indemnified Party.

            15.   No Waiver; Cumulative Rights.

            No failure on the part of the Agent to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Agent or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Agent from time to time.

            16.   GOVERNING LAW; CONSENT TO JURISDICTION.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO INCLUDING THE CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE PLEDGE AND THE SECURITY INTEREST HEREUNDER, OR ANY REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF COLORADO. THE PLEDGOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (a) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING AGAINST THE PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE SUBJECT MATTER HEREOF MAY BE INSTITUTED IN ANY COURT OF APPROPRIATE JURISDICTION IN DENVER, COLORADO; (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION, SUIT OR PROCEEDING OR ANY CLAIM OF FORUM NON CONVENIENS; (c) SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, FOR THE PURPOSES OF SUCH ACTION, SUIT OR PROCEEDING; (d) WAIVES ANY IMMUNITY FROM JURISDICTION TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN ANY SUCH COURT, AND WAIVES ANY IMMUNITY FROM THE MAINTAINING OF AN ACTION AGAINST IT TO ENFORCE IN ANY SUCH COURT, ANY JUDGMENT FOR MONEY OBTAINED IN SUCH ACTION, SUIT OR PROCEEDING AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY IMMUNITY FROM EXECUTION; AND (e) APPOINTS THE PERSON NAMED IN THE NOTICE SECTION HEREOF AS ITS AGENT (THE "PROCESS AGENT") TO RECEIVE ON BEHALF OF THE PLEDGOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY DELIVERING A COPY OF SUCH PROCESS TO THE PLEDGOR IN CARE OF ITS PROCESS AGENT AT SUCH PROCESS AGENT'S ADDRESS SO INDICATED, AND THE PLEDGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS ITS PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY

SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS REFERRED TO IN SECTION 13 HEREOF. NOTHING IN THIS SECTION 16 SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            17.   JURY TRIAL.

            THE PLEDGOR AND THE AGENT EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE SUBJECT MATTER HEREOF. THE PROVISIONS OF THIS SECTION 17 ARE A MATERIAL INDUCEMENT FOR THE AGENT TO ENTER INTO THIS PLEDGE AGREEMENT AND THE CREDIT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN. THE PLEDGOR HEREBY ACKNOWLEDGES THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 17 WITH ITS INDEPENDENT COUNSEL.

            18.   Execution in Counterparts.

            This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement.

            19.   Severability.

            If any one or more provisions of this Pledge Agreement should be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

[ REMAINDER OF THIS PAGE INTENTIONALLY BLANK ]

            IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the date first above written.


                                       PLEDGOR:

                                       SUMMO USA CORPORATION


                                       By: /s/ GREGORY A. HAHN
                                           -------------------------------
                                       Name: Gregory A. Hahn
                                       Title: President


                                       AGENT:

                                       RESOURCE CAPITAL FUND L.P.

                                       By: Resource Capital Associates L.L.C.,
                                           general partner


                                       By: /s/ JAMES T. McCLEMENTS
                                           -------------------------------
                                           James T. McClements
                                           Managing Director

                                   SCHEDULE 1

                         DESCRIPTION OF PLEDGED INTEREST

                         Lisbon Valley Mining Co. L.L.C.

            PERCENTAGE OF MEMBERSHIP INTEREST
            OWNED BY PLEDGOR

                                      45/46

                           Nord Resources Corporation


ISSUER      CLASS       CERTIFICATE       NUMBER OF         PERCENTAGE OF
                        NUMBER            SHARES            SHARES
                                                            OUTSTANDING
                                                            OWNED BY PLEDGOR

Nord        Common      NU53443           1,600,000         Unknown
Resource
                                      Corp.